Exhibit 16

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned trustee of Valued Advisers Trust (the “Trust”), a Delaware statutory trust, revokes all previous appointments and appoints Carol J. Highsmith and/or Matthew J. Miller, with full power of substitution, true and lawful attorney-in-fact of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned (i) any registration statement on Form N-14 (File No. 333-292841), and any and all amendments thereto, filed by the Trust of which the undersigned is now or is on the date of such filing a Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder on behalf of the undersigned, pursuant to the power of attorney signed below.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 5th day of March 2026.

/s/ Martin A. Burns
Martin A. Burns
Trustee

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned trustee of Valued Advisers Trust (the “Trust”), a Delaware statutory trust, revokes all previous appointments and appoints Carol J. Highsmith and/or Matthew J. Miller, with full power of substitution, true and lawful attorney-in-fact of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned (i) any registration statement on Form N-14 (File No. 333-292841), and any and all amendments thereto, filed by the Trust of which the undersigned is now or is on the date of such filing a Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder on behalf of the undersigned, pursuant to the power of attorney signed below.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 5th day of March 2026.

/s/ Ira P. Cohen
Ira P. Cohen
Trustee

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned trustee of Valued Advisers Trust (the “Trust”), a Delaware statutory trust, revokes all previous appointments and appoints Carol J. Highsmith and/or Matthew J. Miller, with full power of substitution, true and lawful attorney-in-fact of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned (i) any registration statement on Form N-14 (File No. 333-292841), and any and all amendments thereto, filed by the Trust of which the undersigned is now or is on the date of such filing a Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in her name and on her behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder on behalf of the undersigned, pursuant to the power of attorney signed below.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 5th day of March 2026.

/s/ Andrea N. Mullins
Andrea N. Mullins
Trustee

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned trustee of Valued Advisers Trust (the “Trust”), a Delaware statutory trust, revokes all previous appointments and appoints Carol J. Highsmith and/or Matthew J. Miller, with full power of substitution, true and lawful attorney-in-fact of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned (i) any registration statement on Form N-14 (File No. 333-292841), and any and all amendments thereto, filed by the Trust of which the undersigned is now or is on the date of such filing a Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in her name and on her behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder on behalf of the undersigned, pursuant to the power of attorney signed below.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 5th day of March 2026.

/s/ Susan J. Templeton
Susan J. Templeton
Trustee

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